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                                                                   EXHIBIT 10.22

                             GGP LIMITED PARTNERSHIP
                             110 North Wacker Drive
                             Chicago, Illinois 60606

                                January 31, 2003

Comptroller of the State of New York
as Trustee of the Common Retirement Fund
633 Third Avenue
31st Floor
New York, NY 10017-6754

Ladies and Gentlemen:

     Reference is made to (a) that certain Operating Agreement dated as of November 10, 1999, among GGP/Homart II L.L.C., a Delaware limited liability company (the "Company"), The Comptroller of the State of New York as Trustee of the Common Retirement Fund, a fund established pursuant to NY Retirement and Social Security Law Section 422, in the custody of the Comptroller of the State of New York ("NYSCRF"), and GGP Limited Partnership, a Delaware limited partnership ("GGPLP" and, together with NYSCRF, the "Members"), as amended (the "Operating Agreement"), and (b) that certain Unanimous Written Consent of the Board of Directors relating to the acquisition of First Colony Mall in Sugar Land, Texas and certain related property (the "First Colony Property"). Capitalized terms used herein without definition shall have the meaning set forth in the Operating Agreement.

     1. Matters Relating to Trade Area for First Colony Property. The trade area map for the First Colony Property in the form attached hereto as Exhibit A is hereby added to Exhibit E of the Operating Agreement.

     2. Matters Relating to Annual Business Plan for First Colony Property. Notwithstanding anything to the contrary contained in the Operating Agreement, the General Growth Officers shall submit a proposed 2003 budget for the First Colony Property on or before the later of March 31, 2003 and the sixtieth day following the closing of the acquisition thereof (instead of the earlier date, if any, specified in the Operating Agreement). Until the budget for the First Colony Property is approved by the Board, the General Growth Officers shall operate the First Colony Property in accordance with the provisions of the Operating Agreement that are applicable when there is no approved Annual Business Plan for a Property. Once approved by the Board, such budget shall be deemed to be the 2003 Annual Business Plan for the First Colony Property.

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Comptroller of the State of
New York as Trustee
of the Common Retirement Fund
January 31, 2003
Page 2


     3. Matters Relating to Annual Business Plan for Glendale Property. Notwithstanding anything to the contrary contained in the Operating Agreement, the General Growth Officers shall submit a proposed 2003 budget for the Glendale Property on or before March 31, 2003 (instead of the earlier date, if any, specified in the Operating Agreement). Until the budget for the Glendale Property is approved by the Board, the General Growth Officers shall operate the Glendale Property in accordance with the provisions of the Operating Agreement that are applicable when there is no approved Annual Business Plan for a Property. Once approved by the Board, such budget shall be deemed to be the 2003 Annual Business Plan for the Glendale Property.

     Except as expressly provided herein, the Operating Agreement shall remain in full force and effect.

     Please indicate your agreement with the foregoing by signing and returning the enclosed counterpart of this letter to the undersigned.

                                        Very truly yours,

                                        GGP LIMITED PARTNERSHIP,
                                        a Delaware limited partnership

                                        By: General Growth Properties, Inc.,
                                            a Delaware corporation,
                                            its general partner


                                        By: /s/ Joel Bayer
                                            ------------------------------------
                                        Name: Joel Bayer
                                        Title: Senior Vice President


ACCEPTED AND AGREED TO AS OF THE
DATE ABOVE WRITTEN:

ALAN G. HEVESI, COMPTROLLER OF THE
STATE OF NEW YORK,
as trustee of the Common Retirement
Fund


By: /s/ Jacques Jiha
    ---------------------------------
Name: Jacques Jiha
Title: Deputy Comptroller for Pension
       Investment and Public Finance

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Comptroller of the State of
New York as Trustee
of the Common Retirement Fund
January 31, 2003
Page 3


GGP/HOMART II L.L.C,
a Delaware limited liability company


By: /s/ Joel Bayer
    ---------------------------------
Name: Joel Bayer
Title: Senior Vice President